SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 20, 2001
               (Date of earliest event reported: August 17, 2001)


                          NetNation Communications Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                       000-26881                     33-0803438

(State or other jurisdiction   (Commission File Number)          (IRS Employer
      of incorporation)                                      Identification No.)


   Suite 1410 - 555 West Hastings Street, Vancouver, British Columbia, V6B 4N6
     (Address of principal executive offices)                         (Zip Code)


                                 (604) 688-8946
              (Registrant's telephone number, including area code)


                                 Not applicable.
          (Former name or former address, if changed since last report)




Item 5.       OTHER EVENTS.

         On August 17, 2001, NetNation Communications, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.


                  (c) Exhibit.


                      Exhibit 99.1 Press release dated August 17, 2001.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        NETNATION COMMUNICATIONS, INC.


                        By:  /s/ Jag Gillan
                           --------------------------------------------
                                 Jag Gillan
                                 General Counsel and Secretary

Dated:        August 20, 2001

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                                  Exhibit Index

Exhibit No.     Description
-----------     --------------
99.1            Press Release issued by the Registrant dated August 17, 2001




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                                                                    EXHIBIT 99.1






News Release

NetNation Today Announced that it has Received a Staff Determination Letter from the Nasdaq Stock Market

Vancouver, August 17, 2001 - NetNation Communications, Inc. (Nasdaq: NNCI) announced today that it has received a Nasdaq Staff Determination dated August 16, 2001 indicating that the Company fails to comply with the minimum $35,000,000 common stock market capitalization required for continued listing as set forth in Nasdaq Marketplace Rule 4310(c)(2)(B)(ii), and that its securities are, therefore, subject to delisting from the Nasdaq SmallCap Market at the opening of business on August 24, 2001 unless it appeals this determination.
The Company intends to file an appeal and request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination and to present the Company's plan to regain compliance for continued listing. Until the Panel reaches its decision, NetNation's common stock will remain listed and will continue to trade on the Nasdaq SmallCap Market. There can be no assurance the Panel will grant the Company's request for continued listing. In the event that the Panel determines to delist the Company's common stock, the Company's common stock may continue to trade on the OTC Bulletin Board's electronic quotation system.

This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of
1995. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include the following: (1) technological changes or changes in the competitive environment adversely affecting the service-packages, market share, revenues or margins of the combined business; (2) changes in general economic, financial or business conditions adversely affecting the combined business or the markets in which it operates and adversely affecting future revenues; (3) availability of financial resources to carry out plans; and (4) authorization from third parties to carry out plans (ie. ICANN's approval for registration of new TLDs). The matters discussed in this news release also involved risks and uncertainties described from time to time in NetNation's filings with the Securities and Exchange Commission, including the most recent Forms 10-Q filed on August 3, 2001. NetNation assumes no obligation to update any forward-looking information contained in this news release.


NetNation is a registered trademark of NetNation Communications, Inc. All other products and company names are the trademarks or registered trademarks of their respective owners.


Contact:
Phebe Chan or Cheryl Paton
Media and Investor Relations
Tel. 888 277 0000 Ext. 216
mr@netnation.com
----------------



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